PIONEER TAX FREE MONEY MARKET FUND
                            (Pioneer Series Trust II)

                                60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                  Class A, Class B, Class C and Class Y Shares

                                   May 1, 2007

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B, and Class C shares prospectus and Class Y shares prospectus, each dated May 1, 2007, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at: www.pioneerinvestments.com. The fund's financial statements for the fiscal year ended December 31, 2006 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.

                                TABLE OF CONTENTS

                                                                             Page
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1.  Fund History...............................................................2
2.  Investment Policies, Risks and Restrictions................................2
3.  Trustees and Officers.....................................................17
4.  Investment Adviser........................................................26
5.  Principal Underwriter and Distribution Plans..............................28
6.  Shareholder Servicing/Transfer Agent......................................33
7.  Custodian.................................................................33
8.  Independent Registered Public Accounting Firm.............................34
9.  Portfolio Management......................................................34
10. Portfolio Transactions....................................................37
11. Description of Shares.....................................................39
12. Sales Charges.............................................................41
13. Redeeming Shares..........................................................45
14. Telephone and Online Transactions.........................................46
15. Pricing of Shares.........................................................48
16. Tax Status................................................................49
17. Investment Results........................................................53
18. Financial Statements......................................................54
19. Annual Fee, Expense and Other Information.................................54
20. Appendix A - Description of Short-Term Debt, Corporate Bond and
    Preferred Stock Ratings...................................................60
21. Appendix B - Proxy Voting Policies and Procedures.........................65

1.   FUND HISTORY

The fund is a diversified series of Pioneer Series Trust II (the "Trust"), an open-end management investment company. The fund originally was established as Safeco Tax-Free Money Market Fund, as series of Safeco Money Market Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of the Trust, a Delaware statutory trust, on December 10, 2004, and the fund's name was changed to Pioneer Tax Free Money Market Fund.. Pioneer Investment Management Inc., ("Pioneer") is the fund's investment adviser.

2.   INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

High Quality Securities

High quality securities are divided into "first tier" and "second tier" securities. The fund primarily invests in first tier securities. These include U.S. government securities, a security that has received the highest short-term rating (e.g., Standard & Poor's A-1 rating) by at least two rating agencies (or if rated by only one rating agency, by that rating agency) or, a security that is unrated but is determined to be of equivalent credit quality by Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser. However, the fund may invest up to 5% of its total assets in second tier securities, which are eligible securities that received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for Pioneer to determine eligibility on the basis of that higher rating. Based on procedures adopted by the fund's Board of Trustees, Pioneer may determine that an unrated security is of equivalent quality to a rated first tier or second tier security. The fund may not invest more than 5% of its total assets in securities issued by or subject to demand features from any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security or the sponsor of an asset backed security); provided that the fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to three business days.

As a tax-exempt money market fund, the fund must limit investment in second tier "conduit securities" (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the fund's total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result, (i) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (ii) more than 5% of the fund's total assets would be invested in any one investment company, or
(iii) more than 10% of the fund's total assets would be invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Bank Obligations

The fund may invest in certificates of deposit, time deposits and bankers acceptances of domestic banks and savings and loan associations with total assets in excess of $10 billion and non-U.S. banks, including foreign branches of such domestic banks. Although Pioneer recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

Certificates of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Investments in Non-U.S. bank obligations

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

Commercial Paper and other Short Term Debt Securities

The fund's invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

Tax-Exempt Commercial Paper

These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes, BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

Mortgage-Backed Securities

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations ("CMOs"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

Loan Participations

The fund may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund having a contractual relationship only with the lender not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Municipal Obligations

The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

 (2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Bond Anticipation Notes (BANs)

These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs)

These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs)

These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Term Put Bonds

Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

Tender Option Bonds

Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the fund may buy tender option bonds if the agreement gives the fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Municipal Insurance

A municipal obligation may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance). Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. Consequently, upon sale prior to maturity, the fund may incur a loss on a municipal bond subject to a guarantee. In addition, a municipal bond insurance policy will not cover losses arising from: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

For purposes of the diversification limits under Rule 2a-7, the fund may treat the insurer of a municipal security as the issuer if the fund is relying upon the insurance to conclude that the security presents minimal credit risks. Consequently, the portion of the fund that may rely upon the credit of an individual insurer may be limited. Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Illiquid Securities

The fund will not invest more than 10% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Variable Rate and Floating Rate Demand Instruments

The fund may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that the fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the fund instructs otherwise.

The fund may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.

Generally, Pioneer will make the fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish the fund's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding the fund's top ten holdings (including the percentage of the fund's assets represented by each security), the percentage breakdown of the fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide the fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this statement of additional information, Pioneer had not provided the fund's portfolio holdings information to any entity prior to the date such information was made public. The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the fund.

Compliance with the fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the fund's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the fund, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the fund's portfolio holdings information.

In addition, the fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the fund's fiscal quarter.

Investment Restrictions

Fundamental investment restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that a fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, a fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed);
(b) borrow up to an additional 5% of the fund's assets for temporary purposes;
(c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the fund's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

     (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers. For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth this restriction, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the fund's assets that may be invested in municipal bonds insured by any given insurer. Governmental issuers of municipal securities are not considered part of any "industry." In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund will rely upon available industry classifications. The fund's policy does not apply to investments in U.S. government securities.

(9) Normally, the fund will invest at least 80% of its net assets in high quality, money market securities that pay interest that is exempt from federal income tax and will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax. For purposes of applying the limitations set forth in this restriction, "securities that pay interest that is exempt from federal income tax" include securities the income from which is exempt from such tax and "securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax" include securities the income from which is a tax preference item for purposes of such tax.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders. The fund may not:

(1) Purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(2) Engage in short sales, except short sales against the box.

(3) Invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other investment companies, or in reliance on Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other Pioneer funds, in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Series.

(4) Invest in companies for the purposes of exercising control or management.

3.   TRUSTEES AND OFFICERS

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------------------------------------------
                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the Fund      Service            Five Years                         this Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of ICI Mutual
Jr. (80)*           Board, Trustee     2004. Serves       of Pioneer Global Asset            Insurance Company
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Chairman and Director
                                       removal.           of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP (counsel to PIM-USA and the
                                                          Pioneer Funds)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (63)       Trustee       Trustee since      Executive Vice President and       Director of The Enterprise
3050 K. Street NW,                     2005. Serves       Chief Financial Officer, I-trax,   Social Investment Company
Washington, DC 20007                   until a            Inc. (publicly traded health       (privately-held affordable
                                       successor          care services company) (2004 -     housing finance company);
                                       trustee is         present); Partner, Federal City    and Director of New York
                                       elected or         Capital Advisors (boutique         Mortgage Trust (publicly
                                       earlier            merchant bank)(1997 to 2004);      traded mortgage REIT)
                                       retirement or      and Executive Vice President and
                                       removal.           Chief Financial Officer,
                                                          Pedestal Inc. (internet-based
                                                          mortgage trading company)
                                                          (2000-2002)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)        Trustee       Trustee since      President, Bush International,     Director of Brady
3509 Woodbine Street,                  2004. Serves       LLC (international financial       Corporation (industrial
Chevy Chase, MD 20815                  until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer);
                                       elected or                                            Director of Briggs &
                                       earlier                                               Stratton Co. (engine
                                       retirement or                                         manufacturer); Director of
                                       removal.                                              UAL Corporation (airline
                                                                                             holding company) and
                                                                                             Director of Mantech
                                                                                             International Corporation
                                                                                             (national security,
                                                                                             defense, and intelligence
                                                                                             technology firm)
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director,                 None
(59)                                   2004. Serves       Vice-President and Corporate
1001 Sherbrooke Street                 until a            Secretary, The Winthrop Group,
West, Montreal,                        successor          Inc. (consulting firm); and
Quebec, Canada                         trustee is         Desautels Faculty of Management,
H3A1G5                                 elected or         McGill University
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (56)     Trustee       Trustee since      Private investor (2004 -           Director of Quadriserv Inc.
89 Robbins Avenue,                     2006. Serves       present); and Senior Executive     (technology products for
Berkeley Heights, NJ                   until a            Vice President, The Bank of New    securities lending
07922                                  successor          York (financial and securities     industry)
                                       trustee is         services) (1986 - 2004)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      Director of New America
(58)                                   2004. Serves       Officer, Newbury, Piret &          High Income Fund, Inc.
200 State Street, 12th                 until a            Company, Inc. (investment          (closed-end investment
Floor, Boston, MA                      successor          banking firm)                      company)
021098                                 trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)       Trustee       Trustee since      President, John Winthrop & Co.,    None
One North Adgers                       2004. Serves       Inc. (private investment firm)
Wharf, Charleston, SC                  until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Fund Officers:
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships Held by
                                                                                             this Officer
--------------------------------------------------------------------------------------------------------------------------
Daniel K.           Executive Vice     Since March        Director, CEO and President of
Kingsbury (48)*     President          2007. Serves       Pioneer Investment Management
                                       until a            USA Inc.; Pioneer Investment
                                       successor          Management, Inc. and Pioneer
                                       trustee is         Institutional Asset Management,
                                       elected or         Inc. (since March 2007);
                                       earlier            Executive Vice President of all
                                       retirement or      of the Pioneer Funds (since
                                       removal.           March 2007); Director of Pioneer
                                                          Global Asset Management S.p.A.
                                                          (since March 2007); Head of New
                                                          Markets Division, Pioneer Global
                                                          Asset Management S.p.A.
                                                          (2000-2007)
--------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2004.        Secretary of PIM-USA; Senior       None
Bourassa (59)                          Serves at the      Vice President- Legal of
                                       discretion of      Pioneer; Secretary/Clerk of most
                                       the Board          of PIM-USA's subsidiaries; and
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2004.        Vice President and Senior          None
Kelley (42)         Secretary          Serves at the      Counsel of Pioneer since July
                                       discretion of      2002; Vice President and Senior
                                       the Board          Counsel of BISYS Fund Services,
                                                          Inc. (April 2001 to June 2002);
                                                          Senior Vice President and Deputy
                                                          General Counsel of Funds
                                                          Distributor, Inc. (July 2000 to
                                                          April 2001); and Assistant
                                                          Secretary of all of the Pioneer
                                                          Funds since September 2003
--------------------------------------------------------------------------------------------------------------------------
Christopher P.      Assistant          Since 2006.        Partner, Wilmer Cutler Pickering   None
Harvey (45)         Secretary          Serves at the      Hale and Dorr LLP; and Assistant
                                       discretion of      Secretary of all of the Pioneer
                                       the Board          Funds since July 2006
--------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)   Treasurer          Since 2004.        Vice President-Fund Accounting,    None
                                       Serves at the      Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Treasurer of all of
                                                          the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Assistant          Since 2004.        Deputy Treasurer of Pioneer        None
(47)                Treasurer          Serves at the      since 2004; Treasurer and Senior
                                       discretion of      Vice President, CDC IXIS Asset
                                       the Board          Management Services from 2002 to
                                                          2003; and Assistant Treasurer of
                                                          all of the Pioneer Funds since
                                                          November 2004
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2004.        Assistant Vice President-Fund      None
(42)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                       the Board          Pioneer; and Assistant Treasurer
                                                          of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)  Assistant          Since 2004.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Controllership Services of
                                                          the Board Pioneer; and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since May 2002
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Katherine Kim       Assistant          Since 2004.        Fund Administration Manager -      None
Sullivan (33)       Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Controllership Services
                                       the Board          since June 2003; Assistant Vice
                                                          President - Mutual Fund
                                                          Operations of State Street
                                                          Corporation from June 2002 to
                                                          June 2003 (formerly Deutsche
                                                          Bank Asset Management); Pioneer
                                                          Fund Accounting, Administration
                                                          and Controllership Services
                                                          (Fund Accounting Manager from
                                                          August 1999 to May 2002); and
                                                          Assistant Treasurer of all of
                                                          the Pioneer Funds since
                                                          September 2003
--------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance   Since January      Chief Compliance Officer of        None
(47)                Officer            2007. Serves at    Pioneer since December 2006 and
                                       the discretion     of all the Pioneer Funds since
                                       of the Board       January 2007; Vice President and
                                                          Compliance Officer, MFS
                                                          Investment Management (August
                                                          2005 to December 2006);
                                                          Consultant, Fidelity Investments
                                                          (February 2005 to July 2005):
                                                          Independent Consultant (July
                                                          1997 to February 2005
--------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees

During the most recent fiscal year, the Board of Trustees held 11 meetings. Each Trustee attended at least 75% of such meetings.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees
David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and John Winthrop

Nominating
Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)

Valuation
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration
Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 16, 13, 3, 4 and 9 meetings, respectively.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund`s financial reporting;

o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Agreement and Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or the fund or that such indemnification would relieve any officer or Trustee of any liability to the Trust or the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.
o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.
o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.
See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

     o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

o    the fund
o    an officer of the fund
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    an officer of Pioneer or PFD
o    any affiliate of Pioneer or PFD
o    an officer of any such affiliate

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452.56 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer
o    PFD
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    the fund
o    any related fund
o    Pioneer
o    PFD
o    any affiliated person of the fund, Pioneer or PFD
o    UniCredito Italiano
o    any other entity in a control relationship to the fund, Pioneer or PFD

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

Proxy Voting Policies. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".

4.   INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.40% of the fund's average daily net assets up to $1 billion and 0.35% of the fund's average daily net assets greater than $1 billion.. This fee is computed and accrued daily and paid monthly.

Prior to August 2, 2004, Safeco Asset Management Company ("SAM") was the fund's investment adviser. The investment advisory services of SAM were performed under an investment advisory agreement, pursuant to which the fund paid SAM an annual fee equal to 0.50% of the fund's average daily net assets up to $250 million, 45% of the next $500 million, 0.40% of the next $500 million and 0.35% of the fund's average daily net assets greater than $1.25 billion.

See the table in "Annual Fee, Expense and Other Information" for the management fee paid to Pioneer during the recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.   PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Investor Class or Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.15% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its
expenditures for broker-dealer commissions; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.15% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.15% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

     o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

               o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

               o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

     o    issued prior to the date of any termination or modification;

     o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

     o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

     o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or

     o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

     o as provided in the fund's prospectus or statement of additional information; or

     o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Investor Class and Class Y shares are not subject to a CDSC.

6.   SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $28.00 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

7.   CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.   PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Seth Roman            Other Registered     3                 $1,060,868,000      N/A                N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         1                 $3,000              N/A                N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       1                 $672,084,000        N/A                N/A
-----------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Lipper Tax Exempt Money Market Average. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe. Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
     o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Managers. The following table indicates as of August 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

--------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
Seth Roman                               A
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*Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

10.  PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

11.  DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration of Trust"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of seven series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A, Class B, Class C, and Class Y. Class B and Class C shares have not been issued as of the date of this statement of additional information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the Trust are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Trust vote together as a class on matters that affect all series of the Trust in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware statutory trust, the Trust's operations are governed by the Declaration of Trust. A copy of the Trust's Certificate of Trust dated September 2, 2003 as amended, is on file with the office of the Secretary of State of Delaware. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could become subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees,
(ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Trust may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration of Trust provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a Trustee of the Trust or other investment companies for which Pioneer acts as investment adviser.

12.  SALES CHARGES

The fund continuously offers the following classes of shares designated as Class A, Class B, Class C, and Class Y as described in the prospectuses. Class B and Class C shares have not been issued as of the date of this statement of additional information. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC as a % of Dollar
         Year Since Purchase                        Amount Subject to CDSC
         First                                                4.0
         Second                                               4.0
         Third                                                3.0
         Fourth                                               2.0
         Fifth                                                1.0
         Sixth and thereafter                                 0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another

Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Class Y Shares

No front-end, deferred or asset based sales charges are applicable to Class Y shares.

Additional Payments to Financial Intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

As of January 1, 2007, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.
AmSouth Investment Services, Inc.
AXA Advisors, LLC
Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.
Citistreet Equities LLC
Commonwealth Financial Network
D.A. Davidson & Co.
Delaware Distributors, L.P.
Edward D. Jones & Co., L.P.
Eisner Retirement Solutions LLC
Ferris, Baker Watts Inc.
Fidelity Brokerage Services LLC

First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.
Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.
Morgan Stanley DW Inc.
Mutual of Omaha Investor Services, Inc.
Mutual Services Corporation
N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial
Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.
Reliance Securities, LLC
Robert W. Baird & Co., Inc.
Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.
Wachovia Securities
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13.  REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, B, and C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

14.  TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o    For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

     o    net asset value prices for all Pioneer mutual funds;

     o    annualized 30-day yields on Pioneer's fixed income funds;

     o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

     o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15.  PRICING OF SHARES

The net asset value per share of each class of the fund is determined twice daily on each day the exchange is open for trading at 12:00 p.m. Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time). As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. Each class of shares is offered at net asset value without the imposition of an initial sales charge (Class B and Class C may be subject to a CDSC).

Except as set forth in the following paragraph, the fund's portfolio investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that such method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the investment. During periods of declining interest rates, the yield on shares of the fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of the fund's portfolio investments based upon their amortized cost and the concomitant expectation to maintain the fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act pursuant to which the fund must adhere to certain conditions. The fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held in the fund's portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the fund for the purpose of maintaining sales and redemptions at a single value. It is the intention of the fund to maintain each class' per share net asset value of $1.00 but there can be no assurance of this. Such procedures will include review of the fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations.

16.  TAX STATUS

The fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, (i) among other things, derive at least 90% of its gross income for each taxable year from interest, gains from the sale or other disposition of securities and certain other income and, net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or
(3) the securities of one or more qualified publicly traded partnerships.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund does not qualify as a regulated investment company for any taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from net investment income each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund distributes any net short-term capital gains in November. The fund does not anticipate making any distributions of net long-term capital gains.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as high a level of current income exempt from federal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The fund will not invest in certain "private activity bonds" that generate interest that constitute items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. However, all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund.

In general, assuming the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay qualified dividend income, taxable dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable to the fund's shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The fund does not anticipate that it will earn or distribute any net capital gain. Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund invests in zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards, if any.

Redemptions and exchanges of shares generally are taxable events for shareholders that are subject to tax but generally will not result in taxable gain or loss if the fund successfully maintains a constant net asset value per share. A loss may occur to the extent that a CDSC is imposed in connection with a redemption. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference, if any, between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. Shareholders should consult their tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as this discussion assumes, and the tax treatment of any gains or loses recognized in such transactions.

The fund's dividends and distributions will not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest and capital gain (if any), with respect to its investments in those countries which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions, if any, and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

17.  INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

18.  FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended December 31, 2006 appearing in the fund's annual report, filed with the SEC on March 1, 2007 (Accession No. 0000276776-07-000021) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

19.  ANNUAL FEE, EXPENSE AND OTHER INFORMATION

---------------------------------------------------------------------------------
Portfolio Turnover
---------------------------------------------------------------------------------
The fund's annual portfolio turnover rate for the fiscal years ended December 31,
---------------------------------------------------------------------------------
2006                                                          2005
---------------------------------------------------------------------------------
N/A                                                           N/A
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Share Ownership
----------------------------------------------------------------------------------------------------------------------
As of March 31, 2007, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of March 31, 2007:
----------------------------------------------------------------------------------------------------------------------
Record Holder                            Share Class         Number of Shares             % of Class
----------------------------------------------------------------------------------------------------------------------
AMSouth Bank                             A                   17,000,000.000               20.78
Attn: Robbie Hassell
PO Box 11301
Birmingham AL 35202-1301
----------------------------------------------------------------------------------------------------------------------
Morgan Keegan Co Inc.                    A                   29,219,542.390               35.72
50 N Front St
Memphis TN 38103-2126
----------------------------------------------------------------------------------------------------------------------
Kenneburt & Company                      Y                   112,561,534.420              100.0
Fee'd
Attn: Mutual Fund Operations
PO Box 12365
Birmingham AL 35202
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Trustee Ownership of Shares of the Fund and Other Pioneer Funds
---------------------------------------------------------------------------------------------------------------
The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2006.
Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31,
2006. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2006. The dollar ranges in this table are in accordance with SEC requirements.
---------------------------------------------------------------------------------------------------------------
                                                                 Aggregate Dollar Range of Equity Securities
                                                                 in All Registered Investment Companies
                                     Dollar Range of Equity      Overseen by Trustee in the Pioneer Family of
Name of Trustee                      Securities in the Fund      Funds
---------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                                     None                                      Over $100,000
---------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------
David R. Bock                                          None                                      Over $100,000
---------------------------------------------------------------------------------------------------------------
Mary K. Bush                                           None                                      Over $100,000
---------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                   None                                      Over $100,000
---------------------------------------------------------------------------------------------------------------
Thomas J. Perna*                                       None                                      Over $100,000
---------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                                    None                                      Over $100,000
---------------------------------------------------------------------------------------------------------------
John Winthrop                                          None                                      Over $100,000
---------------------------------------------------------------------------------------------------------------

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                         Pension or
                                                         Retirement Benefits    Total Compensation from
                                   Aggregate             Accrued as Part of     the Fund and Other Pioneer
                                   Compensation from     Fund Expenses          Funds***
Name of Trustee                    Fund**
Interested Trustees:
John F. Cogan, Jr.*                          $500.00                  $0.00                   $35,300.00
Independent Trustees:
David R. Bock                              $1,000.00                  $0.00                  $149,500.00
Mary K. Bush                               $1,000.00                  $0.00                  $148,250.00
Margaret B.W. Graham                       $1,000.00                  $0.00                  $155,750.00
Thomas J. Perna+                             $916.75                  $0.00                  $126,053.12
Marguerite A. Piret                        $1,000.00                  $0.00                  $178,250.00
John Winthrop                              $1,000.00                  $0.00                  $140,500.00
                                           ---------                                         -----------
Total                                      $6,416.75                  $0.00                  $933,603.12

     * Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
     **   For the fiscal year ended December 31, 2006.
     *** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.
     +    Mr. Perna became a Trustee of the fund on February 7, 2006.

Approximate Management Fees the Fund Paid or Owed Pioneer

The following table shows the dollar amount of gross investment management fees incurred by the fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

For the Fiscal Years Ended December 31,
                   2006              2005              2004
Gross Fee          $638,559          $281,763          287,194$
Incurred
Net Fee Paid       $633,140          $190,779          $209,682

Fees the Fund Paid to Pioneer under the Administration Agreement

For the Fiscal Years Ended
December 31,
2006                     2005               2004
$33,118                  $21,893            $50,943

--------------------------------------------------------------------------------
Carryover of Distribution Expenses
--------------------------------------------------------------------------------
As of December 31, 2006 the carryover of distribution expenses under the Class A Plan was:
--------------------------------------------------------------------------------
$0
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Underwriting Expenses and Commissions
-------------------------------------------------------------------------------------------------------------
For the fiscal years ended December 31,
-------------------------------------------------------------------------------------------------------------
                              2006                       2005                       2004
-------------------------------------------------------------------------------------------------------------
Approximate Net               $0                         $0                         $0
Underwriting Expenses
Retained by PFD
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Approximate Commissions       $708                       $0                         $0
Reallowed to Dealers (Class
A shares)
-------------------------------------------------------------------------------------------------------------
Approximate Commissions       $0                         $0                         $0
Reallowed to Dealers (Class
C shares)
-------------------------------------------------------------------------------------------------------------
Approximate Brokerage and     $2,163,000                 $1,300,000                 $64,000
Underwriting Commissions
(Portfolio Transactions)
-------------------------------------------------------------------------------------------------------------

Fund Expenses under the Distribution Plans

-------------------------------------------------------------------------------------------------------------
For the Fiscal Year Ended December 31, 2006
-------------------------------------------------------------------------------------------------------------
Class A Plan                          Class B Plan                        Class C Plan
-------------------------------------------------------------------------------------------------------------
$54,242                               $0                                  $0
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CDSCs
--------------------------------------------------------------------------------
During the fiscal year ended December 31, 2006, the following CDSCs were paid to
PFD:
--------------------------------------------------------------------------------
$299
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Capital Loss Carryforwards as of December 31, 2006
--------------------------------------------------------------------------------
At December 31, 2006, the fund had the following net capital loss carryforward:
--------------------------------------------------------------------------------
$101,132
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Of this, the following amounts will expire as indicated below, if not utilized:
--------------------------------------------------------------------------------

----------------------------------------------------------------
2006                            $74,898
----------------------------------------------------------------
2008                            $14,681
----------------------------------------------------------------
2010                            $56
----------------------------------------------------------------
2011                            $6,547
----------------------------------------------------------------
2012                            $4,950
----------------------------------------------------------------

Fund Performance

The fund acquired the assets and liabilities of Safeco Tax-Free Money Market Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged its assets for Investor Class shares of the fund. As a result of the reorganization, the fund is the accounting successor of the predecessor fund

The performance of Class A, Class B and Class C shares of the fund includes the net asset value performance of the predecessor fund's Investor Class prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance of Class Y shares of the fund includes the performance of the predecessor fund's Investor Class prior to the reorganization, which has not been restated to reflect any differences in expenses. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Average Annual Total Returns as of December 31, 2006

The table reflects sales charges applicable to the class.

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

-------------------------------------------------------------------------------------------------------------
                                                          Average Annual Total Return (%)
-------------------------------------------------------------------------------------------------------------
Class of Shares                        One Year     Five Years     Ten Years     Since          Inception
                                                                                 Inception      Date
-------------------------------------------------------------------------------------------------------------
Class A Shares                         2.80         1.23           2.09          3.15           9/18/84#
-------------------------------------------------------------------------------------------------------------
Class B Shares                         N/A          N/A            N/A           N/A            9/18/84#
-------------------------------------------------------------------------------------------------------------
Class C Shares                         N/A          N/A            N/A           N/A            9/18/84#
-------------------------------------------------------------------------------------------------------------
Class Y Shares                         2.99         1.27           2.11          3.17           9/18/84#
-------------------------------------------------------------------------------------------------------------

# Inception date of the predecessor fund. Class A shares commenced operations on December 11, 2004. Class Y shares commenced operations on September 23, 2005. As of May 1, 2007, Class B and Class C shares had not commenced operations.

-------------------------------------------------------------------------------------------------------------
Yield and Effective Yield
-------------------------------------------------------------------------------------------------------------
The yield and effective yield of the fund for the seven day period ended
December 31, 2006 is as follows:
-------------------------------------------------------------------------------------------------------------
Class of Shares                       Yield (%)                           Effective Yield (%)
-------------------------------------------------------------------------------------------------------------
Class A Shares                        3.23                                3.28
-------------------------------------------------------------------------------------------------------------
Class B Shares                        N/A                                 N/A
-------------------------------------------------------------------------------------------------------------
Class C Shares                        N/A                                 N/A
-------------------------------------------------------------------------------------------------------------
Class Y Shares                        3.51                                3.57
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Taxable equivalent yield (35% federal income tax bracket) (December 31, 2006)
-------------------------------------------------------------------------------------------------------------
Class of Shares                               Yield (%)
-------------------------------------------------------------------------------------------------------------
Class A Shares                                N/A
-------------------------------------------------------------------------------------------------------------
Class B Shares                                N/A
-------------------------------------------------------------------------------------------------------------
Class C Shares                                N/A
-------------------------------------------------------------------------------------------------------------
Class Y Shares                                N/A
-------------------------------------------------------------------------------------------------------------

20. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest

__________
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     o    Nature of and provisions of the obligation;
     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

21.                                Appendix B

                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

Proxy Voting Service
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator
Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items
From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest
A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

     o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending
In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking
"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping
The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     o    Retains a record of the vote cast;

     o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     o    A record memorializing the basis for each referral vote cast;

     o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure
Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments
Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     o    Corporate name change.

     o    A change of corporate headquarters.

     o    Stock exchange listing.

     o    Establishment of time and place of annual meeting.

     o    Adjournment or postponement of annual meeting.

     o    Acceptance/approval of financial statements.

     o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     o    Approval of minutes and other formalities.

     o Authorization of the transferring of reserves and allocation of income.

     o    Amendments to authorized signatories.

     o    Approval of accounting method changes or change in fiscal year-end.

     o    Acceptance of labor agreements.

     o    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
We normally vote for proposals to:

     o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     o    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     o    Seek bids from other auditors.

     o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     o    Indemnify auditors.

     o    Prohibit auditors from engaging in non-audit services for the company.


Board of Directors
On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues
Pioneer will vote for:

     o Audit, compensation and nominating committees composed of independent directors exclusively.

     o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     o    Election of an honorary director.

We will vote against:
     o    Minimum stock ownership by directors.

     o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     o Requirements for union or special interest representation on the board.

     o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

     o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors
In uncontested elections of directors we will vote against:

     o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

     o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     o    Contested election of directors.

     o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     o    Mandatory retirement policies.

     o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.


Takeover-Related Measures
Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

     o    Cumulative voting.

     o    Increase ability for shareholders to call special meetings.

     o    Increase ability for shareholders to act by written consent.

     o    Restrictions on the ability to make greenmail payments.

     o    Submitting rights plans to shareholder vote.

     o    Rescinding shareholder rights plans ("poison pills").

     o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o    Fair price provisions.

     o    Authorization of shareholder rights plans.

     o    Labor protection provisions.

     o    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

     o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     o    Proposals that allow shareholders to nominate directors.

We will vote against:

     o    Classified boards, except in the case of closed-end mutual funds.

     o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     o    Classes of shares with unequal voting rights.

     o    Supermajority vote requirements.

     o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     o    Extension of advance notice requirements for shareholder proposals.

     o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure
Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

     o    Changes in par value.

     o    Reverse splits, if accompanied by a reduction in number of shares.

     o Share repurchase programs, if all shareholders may participate on equal terms.

     o    Bond issuance.

     o    Increases in "ordinary" preferred stock.

     o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     o    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

     o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     o Increase in authorized common stock. We will make a determination considering, among other factors:

     o    Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o    Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     o    Proposals to submit private placements to shareholder vote.

     o    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation
Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:

     o    401(k) benefit plans.

     o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o    Amendments to performance plans to conform with OBRA;

     o    Caps on annual grants or amendments of administrative features;

     o    Adding performance goals; and

     o    Cash or cash-and-stock bonus plans.

     o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     o    Require that option repricings be submitted to shareholders.

     o    Require the expensing of stock-option awards.

     o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

               Dilution = (A + B + C) / (A + B + C + D), where
               A = Shares reserved for plan/amendment,
               B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          o    The plan must not:

               o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

     o    All other employee stock purchase plans.

     o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     o    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

     o    Limits on executive and director pay.

     o    Stock in lieu of cash compensation for directors.

Corporate Governance
Pioneer will vote for:

     o    Confidential Voting.

     o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

     o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     o Bundled proposals. We will evaluate the overall impact of the proposal.

     o    Adopting or amending the charter, bylaws or articles of association.

     o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

     o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     o    Limitations on stock ownership or voting rights.

     o    Reduction in share ownership disclosure guidelines.

Mergers and Restructurings
Pioneer will vote on the following and similar issues on a case-by-case basis:

     o    Mergers and acquisitions.

     o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     o    Debt restructurings.

     o    Conversion of securities.

     o    Issuance of shares to facilitate a merger.

     o    Private placements, warrants, convertible debentures.

     o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds
Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

     o    Establishment of new classes or series of shares.

     o    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

     o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     o    Approval of new or amended advisory contracts.

     o    Changes from closed-end to open-end format.

     o    Authorization for, or increase in, preferred shares.

     o    Disposition of assets, termination, liquidation, or mergers.

     o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     o Conduct studies regarding certain issues of public concern and interest;

     o Study the feasibility of the company taking certain actions with regard to such issues; or

     o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.